Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2014 and 2013.

Three Months Ended September 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$233.4	$163.2	$82.1	$36.0	$3.5	$(0.1)	$518.1
Depreciation and amortization	15.4	4.5	4.2	2.0	—	0.8	26.9
Cost of sales and selling and administrative	234.4	137.9	79.6	33.7	5.7	17.6	508.9
Gain on sale or impairment of long lived assets	—	—	—	—	—	(3.6)	(3.6)
Other operating credits and charges, net	—	—	—	—	—	0.5	0.5
Total operating costs	249.8	142.4	83.8	35.7	5.7	15.3	532.7
Income (loss) from operations	(16.4)	20.8	(1.7)	0.3	(2.2)	(15.4)	(14.6)
Total non-operating expense	—	—	—	—	—	(8.7)	(8.7)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(16.4)	20.8	(1.7)	0.3	(2.2)	(24.1)	(23.3)
Income tax benefit	—	—	—	—	—	(3.6)	(3.6)
Equity in income of unconsolidated affiliates	—	—	(1.4)	—	—	—	(1.4)
Income (loss) from continuing operations	$(16.4)	$20.8	$(0.3)	$0.3	$(2.2)	$(20.5)	$(18.3)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(16.4)	$20.8	$(0.3)	$0.3	$(2.2)	$(20.5)	$(18.3)
Income tax benefit	—	—	—	—	—	(3.6)	(3.6)
Interest expense, net of capitalized interest	—	—	—	—	—	8.3	8.3
Depreciation and amortization	15.4	4.5	4.2	2.0	—	0.8	26.9
EBITDA from continuing operations	(1.0)	25.3	3.9	2.3	(2.2)	(15.0)	13.3
Stock based compensation expense	0.2	0.2	0.1	—	—	1.9	2.4
Gain on sale or impairment of long lived assets	—	—	—	—	—	(3.6)	(3.6)
Investment income	—	—	—	—	—	(0.9)	(0.9)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	(0.1)	(0.1)
Other operating credits and charges, net	—	—	—	—	—	0.5	0.5
Adjusted EBITDA from continuing operations	$(0.8)	$25.5	$4.0	$2.3	$(2.2)	$(17.2)	$11.6

Three Months Ended September 30, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$245.4	$149.0	$71.8	$41.5	$3.9	$(4.2)	$507.4
Depreciation and amortization	15.2	4.1	3.1	3.0	—	0.4	25.8
Cost of sales and selling and administrative	200.0	122.4	71.3	33.2	5.4	17.5	449.8
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.3	0.3
Other operating credits and charges, net	—	—	—	—	—	(16.1)	(16.1)
Total operating costs	215.2	126.5	74.4	36.2	5.4	2.1	459.8
Income (loss) from operations	30.2	22.5	(2.6)	5.3	(1.5)	(6.3)	47.6
Total non-operating expense	—	—	—	—	—	(5.7)	(5.7)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	30.2	22.5	(2.6)	5.3	(1.5)	(12.0)	41.9
Provision for income taxes	—	—	—	—	—	4.4	4.4
Equity in (income) loss of unconsolidated affiliates	—	—	(0.6)	—	0.6	—	—
Income (loss) from continuing operations	$30.2	$22.5	$(2.0)	$5.3	$(2.1)	$(16.4)	$37.5
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$30.2	$22.5	$(2.0)	$5.3	$(2.1)	$(16.4)	$37.5
Provision for income taxes	—	—	—	—	—	4.4	4.4
Interest expense, net of capitalized interest	—	—	—	—	—	7.6	7.6
Depreciation and amortization	15.2	4.1	3.1	3.0	—	0.4	25.8
EBITDA from continuing operations	45.4	26.6	1.1	8.3	(2.1)	(4.0)	75.3
Stock based compensation expense	0.2	0.2	0.2	—	—	1.8	2.4
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.3	0.3
Investment income	—	—	—	—	—	(1.7)	(1.7)
Expenses associated with proposed acquisition of Ainsworth Lumber co. Ltd.	—	—	—	—	—	3.0	3.0
Other operating credits and charges, net	—	—	—	—	—	(16.1)	(16.1)
Early debt extinguishment	—	—	—	—	—	0.8	0.8
Depreciation included in equity in income (loss) of unconsolidated affiliates	—	—	—	—	0.8	—	0.8
Adjusted EBITDA from continuing operations	$45.6	$26.8	$1.3	$8.3	$(1.3)	$(15.9)	$64.8

Nine Months Ended September 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$652.0	$476.4	$229.1	$114.5	$11.2	$(1.9)	$1,481.3
Depreciation and amortization	42.5	13.0	12.7	6.9	—	2.3	77.4
Cost of sales and selling and administrative	633.3	397.5	228.0	99.1	15.4	62.3	1,435.6
Gain on sale or impairment of long lived assets	—	—	—	—	—	(4.1)	(4.1)
Other operating credits and charges, net	—	—	—	—	—	1.1	1.1
Total operating costs	675.8	410.5	240.7	106.0	15.4	61.6	1,510.0
Income (loss) from operations	(23.8)	65.9	(11.6)	8.5	(4.2)	(63.5)	(28.7)
Total non-operating expense	—	—	—	—	—	(20.8)	(20.8)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(23.8)	65.9	(11.6)	8.5	(4.2)	(84.3)	(49.5)
Benefit for income taxes	—	—	—	—	—	(15.9)	(15.9)
Equity in income of unconsolidated affiliates	—	—	(3.2)	—	—	—	(3.2)
Income (loss) from continuing operations	$(23.8)	$65.9	$(8.4)	$8.5	$(4.2)	$(68.4)	$(30.4)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(23.8)	$65.9	$(8.4)	$8.5	$(4.2)	$(68.4)	$(30.4)
Benefit for income taxes	—	—	—	—	—	(15.9)	(15.9)
Interest expense, net of capitalized interest	—	—	—	—	—	23.4	23.4
Depreciation and amortization	42.5	13.0	12.7	6.9	—	2.3	77.4
EBITDA from continuing operations	18.7	78.9	4.3	15.4	(4.2)	(58.6)	54.5
Stock based compensation expense	0.7	0.5	0.4	—	—	5.3	6.9
Gain on sale or impairment of long lived assets	—	—	—	—	—	(4.1)	(4.1)
Investment income	—	—	—	—	—	(4.4)	(4.4)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	6.8	6.8
Other operating credits and charges, net	—	—	—	—	—	1.1	1.1
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$19.4	$79.4	$4.8	$15.4	$(4.2)	$(53.9)	$60.9

Nine Months Ended September 30, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$838.3	$435.5	$196.1	$130.9	$10.3	$(5.6)	$1,605.5
Depreciation and amortization	34.2	12.4	9.0	8.1	—	1.3	65.0
Cost of sales and selling and administrative	595.8	352.8	196.1	105.0	13.9	61.7	1,325.3
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.4)	(0.4)
Other operating credits and charges, net	—	—	—	—	—	(9.1)	(9.1)
Total operating costs	630.0	365.2	205.1	113.1	13.9	53.5	1,380.8
Income (loss) from operations	208.3	70.3	(9.0)	17.8	(3.6)	(59.1)	224.7
Total non-operating expense	—	—	—	—	—	12.1	12.1
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	208.3	70.3	(9.0)	17.8	(3.6)	(47.0)	236.8
Provision for income taxes	—	—	—	—	—	51.6	51.6
Equity in (income) loss of unconsolidated affiliates	(15.4)	—	1.6	—	2.5	—	(11.3)
Income (loss) from continuing operations	$223.7	$70.3	$(10.6)	$17.8	$(6.1)	$(98.6)	$196.5
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$223.7	$70.3	$(10.6)	$17.8	$(6.1)	$(98.6)	$196.5
Provision for income taxes	—	—	—	—	—	51.6	51.6
Interest expense, net of capitalized interest	—	—	—	—	—	28.0	28.0
Depreciation and amortization	34.2	12.4	9.0	8.1	—	1.3	65.0
EBITDA from continuing operations	257.9	82.7	(1.6)	25.9	(6.1)	(17.7)	341.1
Stock based compensation expense	0.7	0.5	0.4	—	—	5.0	6.6
Gain on sale or impairment of long lived assets	—	—	—	—	—	(0.4)	(0.4)
Investment income	—	—	—	—	—	(8.3)	(8.3)
Expenses associated with proposed acquisition of Ainsworth Lumber co. Ltd.	—	—	—	—	—	3.0	3.0
Other operating credits and charges, net	—	—	—	—	—	(9.1)	(9.1)
Early debt extinguishment	—	—	—	—	—	0.8	0.8
Other operating credits and charges associated with joint ventures	—	—	—	—	—	2.7	2.7
Gain on acquisition	—	—	—	—	—	(35.9)	(35.9)
Depreciation included in equity in loss of unconsolidated affiliates	3.4	—	0.1	—	2.4	—	5.9
Adjusted EBITDA from continuing operations	$262.0	$83.2	$(1.1)	$25.9	$(3.7)	$(59.9)	$306.4